SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported):

                              June 11, 1997

                                 AUTOLIV, INC.
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          (Exact Name of Registrant as Specified in its Charter)

                                  Delaware
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               (State or Other Jurisdiction of Incorporation)

             001-12933                        (51-037854)
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          (Commission File Number)   (IRS Employer Identification No.)

               World Trade Center
               Klarabergsviadukten 70
               S-107 24 Stockholm
               Sweden
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                    (Address of principal executive offices)

              46 (8) 402 0600
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              Registrant's Telephone Number, Including Area Code

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         (Former Name or Former Address, if Changed Since Last Report)


     Item 5.   Other Events.

          On June 11, 1997, Autoliv, Inc. (the "Company") issued a press release, which is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

          99.1. Press release, dated June 11, 1997, issued by the Company.


                                 SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:     June 12, 1997            AUTOLIV, INC.

                                        By: /s/ Joergen Svensson
                                            Joergen Svensson
                                            Vice President - Legal
                                            Affairs, General Counsel
                                            and Secretary



                               EXHIBIT INDEX

     Exhibit
     Number    Description

     99.1. Press release, dated June 11, 1997, issued by the Company.